Exhibit 99.2

MERGER WITH ROCKHOLD BANCORP. December 6, 2023

EQUITY BANCSHARES Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity”, “we”, “us”, “our, “company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “pro forma”, “impact”, “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the proposed transaction between Equity and Rockhold, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted in connection with the proposed transaction; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination and its announcement could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the proposed combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

EQUITY BANCSHARES

Our Company

Corporate Snapshot

- Founded In 2002, Wichita Headquartered, Midwest Franchise
- Seasoned Management Team
- Consistent Execution And Strategy
- Long-term Focused

Key Highlights

ASSETS	$4.9 BILLION
LOANS	$3.3 BILLION
DEPOSITS	$4.1 BILLION

as of 9/30/2023

Equity Bank Footprint


66
BANKING
OFFICES
37
KANSAS
16
MISSOURI
8
OKLAHOMA
ARKANSAS
5

Equity Bancshares, Inc.

NYSE: EQBK

Start-Up: 2002 – 2007

Brad Elliott, Chairman and CEO, founded Equity Bancshares, Inc. in 2002

✓Completed 5 branch or whole bank acquisitions

✓Opened 2 branches in Missouri

Growth: 2008 – 2016

✓Opened branches in Lees Summit & Overland Park, Kansas

✓Acquired Ellis State Bank

✓$8.8MM of TARP issued and repaid with SBLF

✓$20.0MM Capital Raise

✓Purchased 4 branches from Citizens Bancshares (Topeka)

✓$20.4MM Capital Raise

✓Acquired First Community Bancshares

✓Rationalized branch map, 3 closures, 1 opening

✓Acquired First Independence and Community First

✓$35.4MM private placement capital raise

Scale: 2017-2023

✓Acquired Prairie State, Patriot Bank, and Eastman

✓Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust

✓Launched Equity Trust & Wealth Management

✓Completed $75MM subordinated debt issuance

✓Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares

✓Originated $650 million of PPP

✓Rationalized branch map, sold 4 branches

COMMITTED TO OUR ENTREPRENEURIAL SPIRIT

3

EQUITY BANCSHARES Our Value Proposition MARKET DIVERSIFICATION AND STRATEGY FOR GROWTH EXPERIENCED AND INVESTED MANAGEMENT TEAM CONSERVATIVE CREDIT CULTURE AND EFFECTIVE RISK MANAGEMENT AND MITIGATION ROBUST FUNDING CAPACITY, ANCHORED BY A DIVERSE, LOW-COST DEPOSIT BASE FOCUS ON EFFICIENT PERFORMANCE THROUGHOUT OUR DIVERSIFIED BUSINESS LINES STRATEGIC & DISCIPLINED M&A PARTNER

EQUITY BANCSHARES

Strong Senior Leadership Team



Brad Elliott

Chairman & CEO
Years in Banking: 34

Founded Equity Bank in 2002
2018 EY Entrepreneur of the Year National Finalist
2014 Most Influential CEO, *Wichita Business Journal*



Rick Sems

President
Years in Banking: 23

Served as Chief Banking Officer of First Bank St. Louis
Former President & CEO of Reliance Bank



Chris Navratil

Chief Financial Officer
Years in Banking: 12

Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice, with Crowe LLP



Julie Huber

EVP, Strategic Initiatives
Years in Banking: 33

Served in variety of leadership roles in her time at Equity Bank



Brett Reber

EVP, General Counsel
Years in Law: 35

Prior to joining Equity Bank, practiced law for 30 years with Wise & Reber, L.C.



Krzysztof Slupkowski

EVP, Chief Credit Officer
Years in Banking: 10

Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares.



Hetal Desai

EVP, Chief Risk Officer
Years in Banking: 23

Previously served in a variety of risk management leadership positions for JP Morgan Chase, State Street Corporation and Santander



Ann Knutson

EVP, Chief HR Officer
Years in Banking: 15

Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

5

EQUITY BANCSHARES Long Term Key Strategic Objectives Grow Tangible Book Maximize Risk Adjusted Value Return on Assets • Efficiently grow core earnings • Re-mix cash flows into higher yielding instruments funded with low-cost core deposits • Effectively deploy capital through share repurchases, dividends and whole bank M&A while • Achieve 15% + ROATCE & 1.5% PTPP ROA maintaining strong capital ratios Offer Best-in-Class Banking Drive Organic Fee Income Products And Services Generation • Invest in people, systems, and technology • Optimize revenue composition with 30% fee income to total revenue • Tailor products to meet customers needs • Explore diversification of earnings through strategic • Deliver services through high quality, relationship-acquisitions of fee-based revenue businesses based delivery channels

EQUITY BANCSHARES Proven Record of M&A Execution American Community Eastman Cache City Bank & Rockhold First Ind. Prairie State Kansas Bank Adams Dairy Almena State First National Holdings, Trust Bancorp. Corp. Bancshares Corporation Bancshares State Bank Bancshares, Bancshares Bancshares Inc. Company Inc. Total Assets ($m) $134 $475 $149 $254 $320 $310 $127 $172 $63 $777 $406 Ann. Date 7/28/2015 7/14/2016 10/20/2016 7/17/2017 7/17/2017 12/18/2017 12/18/2017 6/12/2018 10/23/2020 5/17/2021 12/6/2023 Days to Close 73 119 141 115 115 137 137 72 N/A 137 —-Days to Convert At Close At Close At Close At Close At Close At Close At Close 80 88 At Close —- PRICING MULTIPLES P / TBV 105% 153% 140% 176% 176% 141% 153% 141% N/A 111% 127% Core Deposit Premium 0.8% 6.7% 6.6% 9.8% 11.0% 6.3% 7.4% 4.5% 1.0% 1.2% 2.8% TRANSACTION IMPACT EPS Impact Accretive 25% 6% 8% 6% 3% 2% 5% 2% 16% 14%(1) TBV Impact Accretive (9%) (1%) (3%) (2%) (2%) (1%) (2.8%) Accretive (3.7%) (3.4%)(1) Bargain Bargain TBV Earnback 3.5 yrs 1.3 yrs 2.8 yrs 2.8 yrs 2.8 yrs 2.7 yrs 2.8 yrs 2.9 yrs 1.3 yrs(1) Purchase Purchase (1) Expected pro forma impact. Assumes cost savings are fully realized. See key transaction assumptions on slide 18. 7

EQUITY BANCSHARES Strategic Execution of Acquisitions Platform for Best in Class 2017 2018 2019 2020 2021 10 2024 Prairie Kansas Bank MidFirst Almena American $5.41B State Corporation Bank – 3 State State C O M P L E T E D B A N K PROFORMA Bank Branches Bank Bank A C Q U I S T I O N S Adams Dairy Shares ( S I N C E I P O ) Patriot Bank Bank City Bank & 2021 Eastman Trust $5.14B 27.6% Bank C O M P O U N D A N N U A L G R O W T H R A T E Leverage Infrastructure Profitability 2017 2012 2015 2016 $3.17B First First Community Community Independence First Bancshares Growth 2008 2011 Start–Up Ellis State Bank Citizens Bancshares 2012 2003 2005 2006 2007 4 Branches $1.18B National Hillcrest First Signature Bank of Bancshares National Bank KC Andover 2 Branches Bank of Sarcoxie 2008 $380.6M

MERGER WITH BANK OF KIRKSVILLE (ROCKHOLD BANCORP.)

EQUITY BANCSHARES Creating Shareholder Value STRUCTURED WITHIN EQBK’S PROVEN MERGER METRICS AND THROUGH A CONSISTENTLY DISCIPLINED APPROACH TO MAXIMIZE VALUE RETENTION OF KEY LOCAL MANAGEMENT TEAM MEMBERS SIMILAR CUSTOMER APPROACH, CREDIT CULTURE & OPERATING STYLE COMPREHENSIVE DUE DILIGENCE, NO CONCENTRATION CONCERNS ENTRY INTO NORTH CENTRAL MISSOURI VIA A FRANCHISE WITH HIGH-QUALITY, LOW-COST STABLE CORE DEPOSITS ENHANCES EQBK’S LIQUIDITY AND FUNDING POSITION LEVERAGES EQBK’S OPERATING PLATFORM AND BACK-OFFICE SUPPORT 10

EQUITY BANCSHARES

Compelling Pro Forma Financial Impact

EPS Accretion[1]	• $0.36 accretive in 2024 – 12.0% • $0.45 accretive in 2025 – 14.3% *(first full-year post conversion)*
Attractive Returns[1]	• 20% + Internal Rate of Return
Quick Earn-back & Minimal TBV Dilution[1]	• ~1.3 year tangible book value per share earn-back using the cross-over method • 3.4% dilutive to tangible book value per share at close
Pro Forma Highlights[2]	• Total assets of $5.4 billion • Total deposits of $4.4 billion • Cost of deposits of 179 bps • Well-diversified loan portfolio
Conservative Cost Savings	• Approximately 18% of Rockhold's standalone operating non-interest expense
Robust Pro Forma Consolidated Capital[3]	• 7.0% Tangible Common Equity / Tangible Assets • 9.1% Tier 1 Leverage Ratio • 13.0% Tier 1 Capital Ratio • 16.1% Total Risk-Based Capital Ratio

Source: S&P Global Market Intelligence. Note: Excludes impact from investment portfolio repositioning.
(1) Reference slide 18 for key transaction assumptions.
(2) As of September 30, 2023 and does not reflect purchase accounting or merger adjustments.
(3) As of expected closing, reflective of modeling estimates through close.

11

EQUITY BANCSHARES Summary Pro Forma Financial Impact Non-GAAP Financial Impact GAAP Financial Impact Excluding AOCI and Rate Marks(1) $0.36 $0.45 $0.09 $0.15 Earnings 12.0% 14.3% 3.1% 4.8% Impact(2) 2024 2025 2024 2025 EPS Accretion EPS Accretion EPS Accretion EPS Accretion Tangible Book (3.4%) ~1.3 Years (0.9%) ~0.7 Years Value Impact Earn-back(3) Earn-back(3) 7.0% 9.1% 7.2% 9.3% Pro Forma TCE / TA Leverage Ratio TCE / TA Leverage Ratio Consolidated Capital(4) 13.0% 16.1% 13.2% 16.3% Tier 1 Ratio TRBC Ratio Tier 1 Ratio TRBC Ratio Source: S&P Global Market Intelligence. Note: Excludes impact from investment portfolio repositioning. (1) Assumes removal of all purchase accounting interest rate marks and AOCI. (2) Reference slide 18 for key transaction assumptions. (3) Tangible book value earn-back calculated using the crossover method. (4) As of expected closing, reflective of modeling estimates through close.

EQUITY BANCSHARES

Bank of Kirksville – Overview

Bank of Kirksville Footprint – *8 Branches*


Donnellson
Lancaster
Unionville
Princeton
Queen City
Kahoka
Milan
Edina
Monticello
Trenton
Quincy
Linneus
Chillicothe
Brookfield
Shelbyville
Warren
Palmyra
Marceline
Shelbina
Monroe City
Paris
Keytesville
Carrollton

Overview

Bank of Kirksville is headquartered in Kirksville, MO

Founded in 1914 and operates 8 branches in north central Missouri

Strong deposit franchise with approximately **98%** core deposits[2] and **30%** noninterest-bearing deposits

Conservative credit culture demonstrated by low NPAs and high loan loss reserves relative to Missouri peers

#1 market rank in Kirksville MSA, presenting an opportunity for EQBK to establish presence in a stable, strong market with low cost of deposits

Selected Financial Highlights[1]

TOTAL ASSETS	$ 405,681
GROSS LOANS	122,368
DEPOSITS	344,143
LOANS / DEPOSITS	35.6%
% CORE DEPOSITS[2]	97.6%
CORE ROAA[3]	0.99%
CORE ROAE[3]	9.2%
NET INTEREST MARGIN	2.54%
EFFICIENCY RATIO	54.9%
NPAS EXCL. TDRS / ASSETS	0.03%
NCOS / AVERAGE LOANS	0.14%
RESERVES / NPLS (EXCL. TDRS)	15.4x
RESERVES / LOANS	1.55%

Deposit Market Share by Market

Market	Branch Count	Deposits ($000)	Market Share (%)	Rank (#)
Kirksville MSA	4	304,998	36.23	1
Scotland, Missouri	1	40,792	24.22	3
Macon, Missouri	2	22,919	4.46	6
Moberly MSA	1	9,788	1.91	7
Total Bank of Kirksville		**378,497**		

Dollars in thousands. Source: S&P Global Market Intelligence, deposit data per the 2023 FDIC Summary of Deposits (as of June 30, 2023).
(1) Data included in Selected Financial Highlights is at the bank level at or for the last twelve months ended September 30, 2023.
(2) Core deposits defined as all deposits, excluding CDs >$100,000.
(3) Taxed at 22.5% due to S-Corp status.

13

EQUITY BANCSHARES Bank of Kirksville – Superior Deposit Franchise Low Cost Highly Liquid 41.9% 38.5% 1.09% 35.7% 35.6% 1.00% 32.0% 31.2% 0.75% 0.67% 0.23% 0.27% 2018 2019 2020 2021 2022 Q3’2023 2018 2019 2020 2021 2022 Q3’2023 Cost of Deposits (%) Loans / Deposits (%) Favorable Mix Strong Quality 29.5% 28.2% 97.2% 97.9% 97.6% 27.1% 91.8% 87.1% 21.8% 84.8% 18.8% 16.3% 2018 2019 2020 2021 2022 Q3’2023 2018 2019 2020 2021 2022 Q3’2023 Noninterest-Bearing Deposits (%) Core Deposits / Deposits(1) (%) Source: S&P Global Market Intelligence. (1) Core deposits defined as all deposits, excluding CDs >$100,000. 14

EQUITY BANCSHARES Pro Forma Franchise – Bolt-On Market Expansion(1) TOTAL ASSETS $5.4 74 BANKING OFFICES billion GROSS LOANS HFI EQBK (66) $3.4 Bank of Kirksville (8) billion TOTAL DEPOSITS $4.4 billion GROSS LOANS HFI / DEPOSITS 76.9% COST OF DEPOSITS 1.79% Source: S&P Global Market Intelligence. (1) Pro forma balance sheet data does not reflect purchase accounting or merger adjustments; financial data as of September 30, 2023. 15

EQUITY BANCSHARES Bank of Kirksville – Kirksville Market Overview Market Overview Bank of Kirksville is headquartered in Kirksville, Missouri and operates 8 branches in north central Missouri One of 8 financial institutions in Kirksville MSA with a market share rank of #1 (36.2%) Kirksville MSA is home to 29,053 residents and has a median household income of $48,335 that is projected to grow approximately 11.0% by 2028 Diverse local economy with a focus on agriculture, education, and healthcare Kirksville is home to two institutions of higher learning: Truman State University and A.T. Still University Home to a 450,000 square foot Kraft Heinz facility that employs 800+ people (#1 Employer of Kirksville) Notable Employers in Kirksville

EQUITY BANCSHARES Transaction OverviewStructure EQBK to acquire 100% of Rockhold BanCorp.(“Rockhold”) Bank of Kirksville to merge into Equity Bank 100% Cash Consideration EQBK to pay $44.3 million in cash consideration Rockhold will pay a pre-closing one-time special cash dividend of $17.8 million, subject to adjustment and contingent on delivery of $34.2 million of minimum tangible common equity at close (net of one-time merger expenses and one-time special cash dividend) Pricing Deal value of approximately $44.3 million Adjusted P/TBV = 127% based on September 30, 2023 tangible book value at announcement(1) 11.9x LTM September 30, 2023 Adjusted Earnings(2) 9.8x 2023E Adjusted Earnings(2) Core deposit premium of 2.8%(3)(4) Governance and Management Key Bank of Kirksville management are anticipated to remain at EQBK post-transaction Approval and Closing Rockhold shareholder approval has been obtained Customary regulatory approvals Anticipated closing in the 1stquarter of 2024 Capital Ratios EQBK remains well-capitalized based on all regulatory capital ratios Source:EQBK Management and Rockhold Management. (1) Rockhold tangible book value is consolidated and as of September 30, 2023 and adjusted to exclude one-time special cash dividend of $17.8 million. (2) Earnings taxed at 22.5% due to S-Corp status and adjusted to exclude pre-tax cash yield of 5.00% on one-time special cash dividend of $17.8 million. (3) Core deposits exclude CDs > $100,000. (4) Core deposit premium is calculated as the aggregate transaction value less tangible common equity as a percentage of total core deposits, as defined above, as of September 30, 2023.

EQUITY BANCSHARES

Key Transaction Assumptions

Expected Cost Savings	• Identified fully phased-in cost savings of approximately $1.2 million
	  • Approximately 18.0% of Rockhold's standalone operating non-interest expense
	  • 100% realized in 2024 and thereafter
	• Revenue enhancements were not modeled

One-Time Merger Expenses	• Approximately $4.4 million pre-tax

Fair Value Marks	• Gross loan credit mark of $1.9 million, or 1.57% of Loans HFI
	  • PCD loan credit mark of $1.3 million (recorded as ACL)
	  • Non-PCD loan credit mark of $0.6 million, accreted over expected loan maturities
	  • Non-PCD reserve of $0.6 million established day 2 through provision expense
	• $4.1 million loan interest rate mark, or 3.35% of total loans, accreted over 4 years using sum-of-years digits methodology
	• $0.6 million time deposit rate mark, or 1.74% of total time deposits, accreted over 4 years using sum-of-years digits methodology
	• AFS securities mark of $9.1 million accreted over 1.6 years

Core Deposit Intangible	• Core deposit intangible of 3.50% of Rockhold's core deposits ($12.1 million), amortized over 7 years using sum-of-year digits methodology
Minimum Equity	• Rockhold to deliver minimum tangible common equity of $34.2 million
Operation and Conversion	• Bank of Kirksville operations expected to be integrated at closing, with system conversion expected during the 2nd quarter of 2024

18

EQUITY BANCSHARES Pro Forma Loan and Deposit Composition LOAN MIX Comm. RE & Multi Comm. RE & Resi. RE 34% Resi. RE Multi Comm. RE & 24% 23% Multi 40% 39% Total Loan Yield Total Loan Yield Resi. RE Total Loan Yield Cons. & 47% MRQ MRQ MRQ Cons. & Other 6.72% . Other 6% 5.37% 6 67% 6% Const. & C&I Land 1% 18% C&I Const. & 8% Cons. & Const. & C&I Land Other Land 17% 13% 11% 13% PRO FORMA DEPOSIT MIX Jumbo CDs Retail CDsJumbo CDs Jumbo CDs 5% 9% 1% 5% Retail CDs NIB Demand Retail CDs 13% NIB Demand 24% 13% NIB Demand 29% 24% Savings & Cost of Deposits MMDA Cost of Deposits Cost of Deposits MRQ 27% MRQ MRQ 1.86% 1.09% 1.79% NOW & Other NOW & Other Trans. Savings & MMDA Trans. Savings & 23% 24% 35% MMDA NOW & Other 36% Trans. Source: S&P Global Market Intelligence. 35% Note: Bank-level regulatory data as of September 30, 2023; pro-forma does not reflect purchase accounting or merger adjustments. 19

EQUITY BANCSHARES Summary EXPANDS FOOTPRINT INTO CONTIGUOUS MARKETS WITH FAVORABLE OPERATING ENVIRONMENT LOW-COST STABLE DEPOSIT FRANCHISE IN NORTH CENTRAL MISSOURI MIDDLE OF THE FAIRWAY TRANSACTION – EXCEEDS EQBK’S M&A HURDLES MEANINGFUL SIZE DRIVES INCREMENTAL VALUE WHILE APPROPRATELY SIZED FOR MINIMAL EXECUTION RISK ATTRACTIVE DOUBLE DIGIT EPS ACCRETION AND MINIMAL TANGIBLE BOOK VALUE PER SHARE DILUTION REMAIN WELL-POSITIONED FOR FUTURE OPPORTUNITIES

INVESTMENT PORTFOLIO REPOSITIONING

EQUITY BANCSHARES

Investment Portfolio Repositioning

$442M

SECURITIES SOLD

available-for-sale

APPROX. YIELD OF 1.33%
APPROX. AVG. LIFE OF 3.20 YEARS

$0.81

2024E
EPS ACCRETION[(1)]

IMPROVES BALANCE SHEET EFFICIENCY
PROVIDES SIGNIFICANT EARNINGS BENEFIT
MAINTAINS CAPITAL STRENGTH AND ENHANCES LIQUIDITY

$38M
after tax
ESTIMATED ONE-TIME LOSS

Approx. 5.00%
use of proceeds
BALANCE SHEET REPOSITIONING

NEUTRAL
TCE IMPACT

$16M+
annually
ESTIMATED INTEREST INCOME

Note Transaction financials and impact are as of December 5, 2023.
(1) EPS based on average diluted shares of 15.5M; effective tax rate of 22.5%.

22

EQUITY BANCSHARES Combined Financial Impact Expected Combined Financial Impact(1) Merger + Investment Portfolio Repositioning $1.17 $1.26 Earnings 39.2% 40.2% Impact 2024 2025 EPS Accretion EPS Accretion 7.1% 8.5% Pro Forma TCE / TA Leverage Ratio Consolidated Capital(2) 12.1% 15.2% Tier 1 Ratio TRBC Ratio Source: S&P Global Market Intelligence. (1) Investment portfolio repositioning transaction was completed by November 30, 2023. (2) As of expected closing, reflective of modeling estimates through close.

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